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                                   EXHIBIT 10(B)

                                CONSENT OF ATTORNEYS



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Freedman, Levy, Kroll & Simonds




                                     CONSENT OF
                          FREEDMAN, LEVY, KROLL & SIMONDS


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 6 to the Form N-4 Registration Statement of Glenbrook Life and Annuity Company Variable Annuity Account (File No. 33-91914).




                         FREEDMAN, LEVY, KROLL & SIMONDS


Washington, D.C.
March 27, 1998